UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.	74-0694415
(a Texas corporation)
1111 Louisiana

Houston	Texas	77002
(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC	22-3865106
(a Texas limited liability company)
1111 Louisiana

Houston	Texas	77002
(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago

CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2024, CenterPoint Energy Houston Electric, LLC (“Houston Electric”), an indirect, wholly-owned subsidiary of CenterPoint Energy, Inc. (the “Company”), announced that it is withdrawing both its application with the Public Utility Commission of Texas (“PUCT”) requesting authority to change rates and charges for electric transmission and distribution service (Docket No. 56211) (“general rate case”) filed with the PUCT on March 6, 2024 and its application for approval of its transmission and distribution system resiliency plan (Docket No. 56548) (“system resiliency plan”) filed with the PUCT on April 29, 2024, in order to focus on addressing the impacts of Hurricane Beryl in its service territory and accelerating preparedness and resiliency efforts for the remaining storm season. As previously disclosed, Houston Electric was previously granted abatements of both its general rate case and system resiliency plan applications in July 2024. Houston Electric expects to complete a broader assessment of additional system resiliency opportunities and would intend to refile a subsequent system resiliency plan.

Item 7.01 Regulation FD Disclosure.

On August 1, 2024, the Company issued a press release announcing the withdrawal of Houston Electric’s general rate case and system resiliency plan applications. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company reaffirms its previously announced non-GAAP earnings guidance.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued by the Company on August 1, 2024
104	Cover Page Integrative Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: August 1, 2024	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: August 1, 2024	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer